                                     UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549

                                        FORM 8-K

                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  June 27, 2005
                          (Date of earliest event reported)

                Citigroup Mortgage Loan Trust Inc (as Depositor under
             the Pooling and Servicing Agreement, dated as May 1, 2005, providing for the issuance of Carrington Mortgage Loan Trust
      Series 2005-OPT2 Asset Backed Pass- through Certificates, Series 2005-OPT2)
                 (Exact name of registrant as specified in charter)

                                         DELAWARE
                     (State or Other Jurisdiction of Incorporation)

               333-117349-13                         01-0791848
          (Commission File Number)        (I.R.S. Employer Identification No.)

           390 Greenwich Street
           NEW YORK, NEW YORK                                  10013
          (Address of principal executive offices)           (Zip Code)

          Registrant's Telephone Number, Including Area Code:  (212) 816-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
(17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

     Item 8.01  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the
     Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.

     Item 9.01 Financial Statements and Exhibits

     (c) Exhibits:

     Exhibit No. Description

     99.1 Monthly Remittance Statement to the Certificateholders dated as of
     June 27, 2005.

                                    Signatures

               Pursuant to the requirements of the Securities Exchange Act of
          1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  Deutsche Bank National Trust Company,
                                  in its capacity as Trustee under the
                                  Pooling and Servicing Agreement on
                                  behalf of Citigroup Mortgage Loan Trust
                                  Inc., Registrant

          Date:  Jun 30, 2005               By:  /s/  Katherine M. Wannenmacher
                                            Katherine M. Wannenmacher
                                            Vice President

                                   EXHIBIT INDEX

          DOCUMENT

          99.1 Monthly Remittance Statement to the Certificateholders
          dated as of June 27, 2005.

Carrington NIM Trust 2005-OPT2

Mortgage Pass-Through Certificates

2005-OPT2

June 27, 2005 Distribution

			External Parties			Table of Contents

								Page
			Seller
						1. Certificate Payment Report			2
			Carrington Mortgage Loan Trust
						2. Collection Account Report			4

						3. Credit Enhancement Report			6

			Certificate Insurer(s)

			Servicer(s)

			Underwriter(s)
			Bear Stearns & Co.

						Total Number of Pages			6

			Dates			Contacts

			Cut-Off Date:		May 01, 2005	Nicholas Gisler
			Close Date:		May 05, 2005	Administrator
			First Distribution Date:		June 27, 2005	(714) 247-6268
						Nicholas.Gisler@db.com

						Address:
						1761 East St. Andrew Place, Santa Ana, CA 92705
			Distribution Date:		June 27, 2005
						Factor Information:		(800) 735-7777
			Record Date:		May 31, 2005
						Main Phone Number:		(714) 247-6000

					June 24, 2005

						https://www.tss.db.com/invr

Page 1 of 6
Carrington NIM Trust 2005-OPT2

Mortgage Pass-Through Certificates

2005-OPT2

June 27, 2005 Distribution
Certificate Payment Report
Current Period Distribution -
				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal

Class	Type	Cur	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance

				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)

NOTE			$75,000,000.00	75,000,000.00	572,916.67	1,188,671.95	1,761,588.62	0.00	0.00	73,811,328.05

OWNER			$0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total			75,000,000.00	75,000,000.00	572,916.67	1,188,671.95	1,761,588.62	0.00	0.00	73,811,328.05

Interest Accrual Detail Current Period Factor Information per $1,000 of Original Face-
						Orig. Principal	Prior				Current
	Period		Period			(with Notional)	Principal			Total	Principal

Class	Starting		Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance

						(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
NOTE	05/05/05		06/24/05	F-30/360	144534AD6	75,000,000.00	1,000.000000	7.638889	15.848959	23.487848	984.151041
OWNER	05/05/05		06/24/05	F-30/360	CA05N4001	0.00	0.000000	0.000000	0.000000	0.000000	0.000000

Page 2 of 6
Carrington NIM Trust 2005-OPT2

Mortgage Pass-Through Certificates

2005-OPT2

June 27, 2005 Distribution

Distribution to Date -
										Current

	Original			Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal

Class	Face Value		Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)		(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
NOTE	75,000,000.00		572,916.67	0.00	0.00	1,188,671.95	1,761,588.62	0.00	0.00	73,811,328.05
OWNER	0.00		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	75,000,000.00		572,916.67		1,188,671.95	1,761,588.62	0.00	0.00	73,811,328.05

Interest Detail -
	Pass		Prior Principal		Non-	Prior	Unscheduled		Paid or	Current

	Through		(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid

Class	Rate		Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
				(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
NOTE	5.50000%		75,000,000.00	572,916.67	0.00	0.00	0.00	572,916.67	572,916.67	0.00
OWNER	0.00000%		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total			75,000,000.00	572,916.67	0.00	0.00	0.00	572,916.67	572,916.67	0.00

Page 3 of 6
Carrington NIM Trust 2005-OPT2

Mortgage Pass-Through Certificates

2005-OPT2

June 27, 2005 Distribution
Collection Account Report
SUMMARY

									Total
Principal Collections									440.57
TOTAL NET PRINCIPAL									440.57
Interest Collections									1,761,148.05
Interest Other Accounts									0.00
Interest Fees									-0.00
Interest Withdrawals									-0.00
TOTAL NET INTEREST									1,761,148.05
TOTAL AVAILABLE FUNDS FOR DISTRIBUTION									1,761,588.62

PRINCIPAL - COLLECTIONS

									Total
Principal Received on CA05O2 Class CE									440.57
TOTAL PRINCIPAL COLLECTED									440.57

PRINCIPAL - WITHDRAWALS

SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS

SPACE INTENTIONALLY LEFT BLANK

Page 4 of 6
Carrington NIM Trust 2005-OPT2

Mortgage Pass-Through Certificates

2005-OPT2

June 27, 2005 Distribution

INTEREST - COLLECTIONS

									Total
Interest Received on CA05O2 Class CE									1,452,177.17
Prepayment Premiums for CA05O2 Class P									308,970.88
TOTAL INTEREST COLLECTED									1,761,148.05

INTEREST - WITHDRAWALS

									Total
Interest Reserve Account Deposit									-0.00
TOTAL INTEREST WITHDRAWALS									-0.00

INTEREST - OTHER ACCOUNTS

									Total
Interest Reserve Account Excess									0.00
Amounts from Yield Maintenance Agreement									0.00
TOTAL INTEREST OTHER ACCOUNTS									0.00

INTEREST - FEES

									Total
Tax Fees									0.00
Governmental Fees									0.00
Extraordinary Expenses									0.00
TOTAL INTEREST FEES									0.00

Page 5 of 6
Carrington NIM Trust 2005-OPT2

Mortgage Pass-Through Certificates

2005-OPT2

June 27, 2005 Distribution
Credit Enhancement Report
ACCOUNTS

									Total
Beginning Interest Reserve Account Balance									0.00
Required Reserve Fund Deposit									0.00
Interest Shortfall Withdrawal Amounts									0.00
Ending Interest Reserve Account Balance									0.00

INSURANCE

SPACE INTENTIONALLY LEFT BLANK

STRUCTURAL FEATURES

SPACE INTENTIONALLY LEFT BLANK

Page 6 of 6